UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2012

HEELYS, INC.
(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006
(Address of principal executive offices and zip code)

(214) 390-1831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On November 16, 2012, Heelys, Inc. issued a press release.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release of Heelys, Inc. dated November 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: November 16, 2012	By:	/s/ Craig D. Storey
Craig D. Storey
Chief Financial Officer